As filed with the Securities and Exchange Commission on February 28, 2017
Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0551645 (I.R.S. Employer Identification No.)
7555 Gateway Boulevard Newark, California 94560 (Address of Principal Executive Offices)	94560 (Zip Code)
_____________________________________
2014 Equity Incentive Plan
2014 Employee Stock Purchase Plan
(Full title of the plan)
_____________________________________
L. Daniel Browne
President and Chief Executive Officer
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Name and address of agent for service)
(510) 742-3400
(Telephone number, including area code, of agent for service)
_____________________________________
Copies to:
Gordon K. Ho
Cooley LLP
3175 Hanover Street
Palo Alto, California 94304
(650) 843-5000
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share
– 2014 Equity Incentive Plan	1,145,958	$20.18	$23,125,432.44	$2,680.24
– 2014 Employee Stock Purchase Plan	286,489	$20.18	$5,781,348.02	$670.06
Total	1,432,447	$20.18	$28,906,780.46	$3,350.30
(1)
Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s common stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization, or other similar transaction effected that results in an increase to the number of outstanding shares of Registrant’s common stock.

(2)
Estimated in accordance with Rule 457(h) and Rule 457(c) promulgated under the Securities Act solely for the purpose of calculating the registration fee. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on the NASDAQ Global Market on February 24, 2017, in accordance with Rule 457(c) of the Securities Act.

EXPLANATORY NOTE
The Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee and non-employee benefit plans set forth herein are effective.
INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8
Registrant’s Form S-8 Registration Statements filed with the Securities and Exchange Commission on March 4, 2016 (File No. 333-209949), April 3, 2015 (File No. 333-203235) and February 14, 2014 (File No. 333-193963) relating to the Registrant’s 2014 Equity Incentive Plan and 2014 Employee Stock Purchase Plan are each incorporated by reference herein.
EXHIBITS

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation
4.2(2)	Amended and Restated Bylaws
4.3(3)	Specimen Stock Certificate
4.4(4)	Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.5(5)	Form of Restricted Stock Unit Award Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.6(6)	Form of Stock Option Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.7(7)	Form of Restricted Stock Bonus Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.8(8)	Revance Therapeutics, Inc. 2014 Employee Stock Purchase Plan
5.1	Opinion of Cooley LLP
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1 to this Registration Statement
24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on February 11, 2014, and incorporated by reference herein.

(2)	Filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on December 31, 2013, and incorporated by reference herein.

(3)	Filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on February 3, 2014, and incorporated by reference herein.

(4)	Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on January 27, 2014, and incorporated by reference herein.

(5)	Filed as Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-36297), filed with the SEC on March 4, 2016, and incorporated by reference herein.

(6)	Filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.

(7)	Filed as Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K (File No. 001-36297), filed with the SEC on March 4, 2016, and incorporated by reference herein.

(8)	Filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on January 27, 2014, and incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of California on February 28, 2017.

REVANCE THERAPEUTICS, INC.

By:	/s/ L. Daniel Browne
L. Daniel Browne
President and Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints L. Daniel Browne and Lauren P. Silvernail, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ L. Daniel Browne	President, Chief Executive	February 28, 2017
L. Daniel Browne	Officer and Director
(Principal Executive Officer)

/s/ Lauren P. Silvernail	Chief Financial Officer and	February 28, 2017
Lauren P. Silvernail	Chief Business Officer
(Principal Financial and Accounting Officer)

/s/ Angus C. Russell	Director, Chairman	February 28, 2017
Angus C. Russell

/s/ Robert Byrnes	Director	February 28, 2017
Robert Byrnes

/s/ Ronald W. Eastman	Director	February 28, 2017
Ronald W. Eastman

/s/ Phyllis Gardner	Director	February 28, 2017
Phyllis Gardner, M.D.

Signature	Title	Date

/s/ Julian S. Gangolli	Director	February 28, 2017
Julian S. Gangolli

/s/ Mark A. Prygocki, Sr.	Director	February 28, 2017
Mark A. Prygocki, Sr.

/s/ Philip J. Vickers	Director	February 28, 2017
Philip J. Vickers, Ph.D.

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation
4.2(2)	Amended and Restated Bylaws
4.3(3)	Specimen Stock Certificate
4.4(4)	Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.5(5)	Form of Restricted Stock Unit Award Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.6(6)	Form of Stock Option Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.7(7)	Form of Restricted Stock Bonus Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan
4.8(8)	Revance Therapeutics, Inc. 2014 Employee Stock Purchase Plan
5.1	Opinion of Cooley LLP
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1 to this Registration Statement
24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement

(1)	Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36297), filed with the SEC on February 11, 2014, and incorporated by reference herein.

(2)	Filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on December 31, 2013, and incorporated by reference herein.

(3)	Filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on February 3, 2014, and incorporated by reference herein.

(4)	Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on January 27, 2014, and incorporated by reference herein.

(5)	Filed as Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-36297), filed with the SEC on March 4, 2016, and incorporated by reference herein.

(6)	Filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-36297), filed with the SEC on November 10, 2015, and incorporated by reference herein.

(7)	Filed as Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K (File No. 001-36297), filed with the SEC on March 4, 2016, and incorporated by reference herein.

(8)	Filed as Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), filed with the SEC on January 27, 2014, and incorporated by reference herein.